Statements Of Net Assets Available For Benefits - EBP 001 [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 2,050,123	$ 1,818,314
Notes receivable from participants	25,437	24,711
Non-interest bearing cash	847	32
Total assets	2,076,407	1,843,057
Net assets available for benefits	$ 2,076,407	$ 1,843,057